EXHIBIT 10.5

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE
IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE
REGISTRANT IF PUBLICLY DISCLOSED

AMENDMENT AND RESTATEMENT AGREEMENT OF

LETTER AGREEMENT N°1 TO AMENDMENT N°10

TO THE AIRBUS A350 FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

as Buyer

Air Lease Corporation – A350XWB Family Purchase Agreement	Private & Confidential
Amendment and Restatement Agreement of Letter Agreement N°1 to Amendment N°10
Ref. CLC-CT1900913

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This amendment and restatement agreement of Letter Agreement N°1 to Amendment N°10 to the Purchase Agreement (hereinafter referred to as the "Restatement Agreement") is entered into as of April 26, 2019, between

AIRBUS S.A.S., a Société par Actions Simplifée organised and existing under the laws of the Republic of France, having its registered office at 2, Rond-Point Emile Dewoitine, 31700 Blagnac, France (the "Seller"),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A, having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A (the “Buyer”).

The Buyer and the Seller together are referred to as the “Parties”.

WHEREAS:

A.   The Buyer and the Seller have signed a purchase agreement with reference CLC-CT1103521 on the 01 February 2013 for the manufacture and sale by the Seller and purchase by the Buyer of twenty-five (25) firm A350 Family aircraft hereinafter together with its Exhibits and Letter Agreements referred to as the “Purchase Agreement”.

B.   On 03 March 2015, the Buyer and the Seller entered into an Amendment N°1 to the Purchase Agreement to modify the terms and conditions with respect to certain A350XWB Family Aircraft.

C.   On 03 March 2015, the Buyer and the Seller entered into an Amendment N°2 to the Purchase Agreement in order to, among other things, provide for the manufacture and sale by the Seller and purchase by the Buyer of one (1) incremental A350-900 Aircraft.

D.   On 08 September 2015, the Buyer and the Seller entered into an Amendment N°3 to the Purchase Agreement for (i) the manufacture and sale by the Seller and purchase by the Buyer of two (2) incremental A350-900 Aircraft and (ii) [*].

E.   On 14 April 2016, the Buyer and the Seller entered into an Amendment N°4 to the Purchase Agreement in order to (i) provide the terms by which the Seller shall manufacture and sell and the Buyer shall purchase one (1) incremental A350-900 Aircraft, and (ii) [*].

F.   On 25 May 2016, the Buyer and the Seller entered into an Amendment N°5 to the Purchase Agreement [*].

G.   On 18 July 2016, the Buyer and the Seller entered into an Amendment N°6 to the Purchase Agreement in order to, among other things, (i) address specifications issues for both A350-900 Aircraft and A350-1000 Aircraft, (ii) [*] and (iii) [*].

H.   On 31 July 2017, the Buyer and the Seller entered into an Amendment N°7 to the

Air Lease Corporation – A350XWB Family Purchase Agreement	Private & Confidential
Amendment and Restatement Agreement of Letter Agreement N°1 to Amendment N°10
Ref. CLC-CT1900913

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Purchase Agreement in order to [*].

I.    On 27 December 2017, the Buyer and the Seller entered into an Amendment N°8 to the Purchase Agreement in order to [*].

J.    On June 1 2018, the Buyer and the Seller entered into an Amendment N°9 to the Purchase Agreement in order to [*].

K.   On 31 December 2018, the Buyer and the Seller agreed to [*].

L.   In conjunction with the Buyer’s and the Seller’s agreement in paragraph K above, the Buyer and the Seller have entered into an amendment N° 5 to the A330 Agreement dated as of 31 December 2018 to provide for [*].

M.  On 31 December 2018, the Buyer and the Seller entered into an Amendment N°10 to the Purchase Agreement in order to, among other things, (i) provide the terms under which the Seller shall manufacture and sell and the Buyer shall purchase three (3) incremental A350-900 aircraft and one (1) A350-1000  aircraft and (ii) [*].

The Purchase Agreement as amended and supplemented pursuant to the foregoing shall be referred to as the “Agreement”.

N.   The Buyer and the Seller now wish to amend and restate the Original Letter Agreement in order to cancel and replace clause 4 of the Original Letter Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

Air Lease Corporation – A350XWB Family Purchase Agreement	Private & Confidential
Amendment and Restatement Agreement of Letter Agreement N°1 to Amendment N°10
Ref. CLC-CT1900913

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1          DEFINITIONS AND INTERPRETATION

1.1       Except as otherwise defined in this Restatement Agreement, all words and expressions defined in the Revised Letter Agreement (including definitions incorporated by reference to another document) shall have the same respective meanings when used in this Restatement Agreement.

1.2       In this Restatement Agreement, the following words and expressions shall, except where the context otherwise requires, have the following respective meanings:

Original Letter Agreement means the Letter Agreement N°1 to Amendment N°10 to the Purchase Agreement, dated 31 December 2018 and entered into between the Buyer and the Seller.

Revised Letter Agreement means the Original Letter Agreement, as amended and restated pursuant to this Restatement Agreement.

Restatement Agreement means this amendment and restatement agreement (including the Schedule 1).

2          AMENDMENT AND RESTATEMENT

With effect from the date of this Restatement Agreement, the Original Letter Agreement shall be amended and restated in the form set out in Schedule 1 to this Restatement Agreement.

3          MISCELLANEOUS

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Restatement Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

4.         INCONSISTENCY AND CONFIDENTIALITY

4.1       In the event of any inconsistency between the terms and conditions of the Agreement and those of this Restatement Agreement, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

4.2       This Restatement Agreement reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

4.3       This Restatement Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for

Air Lease Corporation – A350XWB Family Purchase Agreement	Private & Confidential
Amendment and Restatement Agreement of Letter Agreement N°1 to Amendment N°10
Ref. CLC-CT1900913

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the implementation hereof.

5.         COUNTERPARTS

This Restatement Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

6.         LAW AND JURISDICTION

This Restatement Agreement is governed by and shall be construed in accordance with the laws of the State of New York.

The provisions of Clause 22.6 of the Agreement shall apply to this Restatement Agreement as if the same were set out in full herein, mutatis mutandis.

Air Lease Corporation – A350XWB Family Purchase Agreement	Private & Confidential
Amendment and Restatement Agreement of Letter Agreement N°1 to Amendment N°10
Ref. CLC-CT1900913

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SCHEDULE 1

FORM OF AMENDED AND RESTATED LETTER AGREEMENT N°1

TO AMENDMENT N°10 TO PURCHASE AGREEMENT

AIR LEASE CORPORATION
2000 Avenue of the Stars, Suite 1000N
Los Angeles, California 90067, U.S.A.
31 December 2018

31 December 2018

Subject: Amendment No. 10 Additional Matters

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N° 10 dated even date herewith (the “Amendment”) to the A350XWB Family Purchase Agreement dated 01 February 2013 (the "Agreement") which covers, among other things, (i) [*] and (ii) [*].

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

Air Lease Corporation – A350XWB Family Purchase Agreement	Private & Confidential
Amendment and Restatement Agreement of Letter Agreement N°1 to Amendment N°10
Ref. CLC-CT1900913

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1.         [*]

2.         [*]

3.         [*]

4.         [*]

5.         [*]

6.         [*]

7.         Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect. [*]

Air Lease Corporation – A350XWB Family Purchase Agreement	Private & Confidential
Amendment and Restatement Agreement of Letter Agreement N°1 to Amendment N°10
Ref. CLC-CT1900913

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8.         Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

9.         Counterparts

This Letter Agreement may be signed in separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

10.       Law and Jurisdiction

The provisions of Clause 22.6 of the Agreement shall apply to this Amendment N° 10 as if the same were set out in full herein, mutatis mutandis.

Air Lease Corporation – A350XWB Family Purchase Agreement	Private & Confidential
Amendment and Restatement Agreement of Letter Agreement N°1 to Amendment N°10
Ref. CLC-CT1900913

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IN WITNESS WHEREOF this Restatement Agreement was entered into the day and year first above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

/s/ Grant Levy	/s/ Benoît de Saint-Exupéry

By: Grant Levy	By: Benoît de Saint-Exupéry

Its: Executive Vice President	Its: Senior Vice President, Contracts

Air Lease Corporation – A350XWB Family Purchase Agreement	Private & Confidential
Amendment and Restatement Agreement of Letter Agreement N°1 to Amendment N°10
Ref. CLC-CT1900913

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